UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 23, 2011

ICEWEB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22900 Shaw Road, Suite 111, Sterling, VA	20166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	571-287-2400

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

On November 23, 2011, IceWEB, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with three accredited investors pursuant to which the Company sold $2,012,500 in principal amount of Senior Convertible Notes (the “Notes”) and issued the investors Series O, Series P and Series Q Warrants (collectively, the “Warrants”) to purchase up to an aggregate of 35,514,708 shares of the Company’s common stock for an aggregate purchase price of $1,750,000 in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption from registration pursuant to Section 4(2) and Regulation D of the Securities Act.     The Company issued the Notes at an original issue discount of 13%.  We also entered into a Registration Rights Agreement with investors in which we agreed to register the shares underlying the Notes and the Warrants.

We paid Rodman & Renshaw, LLC, a broker-dealer and member of FINRA who acted as the exclusive placement agent for us in the offering, a cash commission of $155,000, issued it warrants to purchase an aggregate of 911,765 shares of our common stock with an exercise price of $0.17 per share which are identical to the Series O Warrants, and reimbursed it for legal expenses of $20,000. We reimbursed Iroquois Master Fund Ltd., an investor in the offering, $60,000 for its non-accountable expenses related to the investment.  We are using the net proceeds from this offering for general working capital.

           The Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants:

•
we agreed not to file any registration statement, other than the registration statement we are required to file under the Registration Rights Agreement described below or a registration statement on Form S-4 or S-8, until the first date on which the resale by the investors of all shares of common stock underlying the securities sold in the offering is either covered by one or more effective registration statements or may be resold pursuant to Rule 144 under the Securities Act without the need for current public information required by Rule 144 (the “Applicable Date”);

•
we agreed not conduct any other securities offerings until 30th trading day after the Applicable Date, except for certain excluded securities, and while the Notes and Warrants are outstanding, we agreed not to enter into any variable rate transactions;

•	we agreed to offer to the investors, until the first anniversary of the closing date, the opportunity to participate in any subsequent securities offerings by our company;
•
so long as the Notes or Warrants are outstanding, we agreed not to issue any securities other than for cash or in connection with options which may be granted to our officers, directors and employees; and

•
we are required to enter into an amendment with Sand Hill Finance, LLC for our factoring agreement to extend the maturity date of the agreement to at least 91 days after all obligations under the Notes have been satisfied, among other modifications, among other covenants.

           The form of Purchase Agreement is filed as Exhibit 10.26 to this report and this description is qualified in its entirety by reference to the Purchase Agreement.

           Senior Convertible Notes

The Notes are senior unsecured indebtedness of our company, senior to all other indebtedness other than our obligations to Sand Hill Finance, LLC (with which it is pari passu),and guaranteed by our subsidiaries.  The Notes do not bear any interest unless there has been an “event of default” as defined in the Note, at which time interest begins accruing at 18% per annum, compounded quarterly.  Monthly installment payments on the principal amount of the Notes begin on the earlier of six months from the issuance date of the Notes or upon the effectiveness of the registration statement registering the shares of our common stock into which the Notes are convertible as described below.   Installment payments under the Notes may either be made in shares of our common stock or cash.  We are not able to make the installment payments in shares of our common stock if there has been an “equity conditions failure” or “dollar failure.”  Generally, under the terms of the Notes “equity conditions failure” means that the shares of our common stock issuable for the installment payment are not covered by an effective registration statement or the issuance of the shares would cause the holder or its affiliates to be the beneficial owners of in excess of 4.9% of our outstanding common stock, together with certain other “equity conditions” as described in the Notes.  A “dollar failure” means that the average of the aggregate trading volumes of our common stock for the 20 trading days preceding the installment date has not equaled or exceeded $25,000.  If we cannot make installment payment in shares of common stock because one of the conditions described above is not satisfied, we must make such payment in cash.

           Unless previously converted into shares of our common stock, the Notes mature on May 23, 2013.  Except as described herein, we have no right to prepay any amounts due under the Notes.

           The Notes are convertible at the option of the holders into shares of our common stock at an initial conversion price of $0.17 per share.  The conversion price is subject to adjustment for stock splits, combinations or similar events. The conversion price is also subject to a “full ratchet” anti-dilution adjustment which, in the event that we issue or are deemed to have issued, certain securities at a price lower than the then applicable conversion price, immediately reduces the conversion price to equal the price at which we issued or was deemed to have issued our common stock.  In addition, if we sell or issue any options or convertible securities that are convertible into or exchangeable or exercisable for shares of our common stock at a price which varies or may vary with the market price of the shares of common stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions, the holder of a Note will have the right to substitute the variable price for the fixed conversion price upon conversion of all or part of the Note.  The Notes provide that no conversion may be made if, after giving effect to the conversion, the holder or any of its affiliates would be the beneficial owner as determined in accordance with the rules of the SEC of in excess of 4.9% of our outstanding shares of common stock.

           If at any time after the earlier of the 30th calendar day immediately following the date that the registration statement described below is declared effective by the SEC or the 210th day from the issuance date of the Notes, and upon at least 10 days but not more than 30 days prior notice to the holders, we have the right to redeem all amounts outstanding under the Notes in cash for an amount equal to 110% of the greater of the amount to be redeemed and the product of the conversion rate and the closing sale price of our common stock on the trading day immediately preceding the notice of redemption.

           The Notes contain a variety of events of default which generally include the following events and which apply to these events by our subsidiaries as well, where applicable:
•	failure to pay any amounts due under the Notes when due;
•	an occurrence of default under other of our obligations or our bankruptcy, insolvency, reorganization or liquidation;
•	a judgment against us in excess of $25,000 or if we should fail to pay when due any indebtedness due any other creditor in excess of $10,000;
•
if we should fail to file the registration statement described below with the SEC by January 10, 2012, or if the registration statement is not declared effective by the SEC on or before 90 calendar days from the closing date, or 120 calendar days if the registration statement is reviewed by the SEC, with a 10 day grace period, or if after the registration statement is declared effective by the SEC, the effectiveness lapses for more than five consecutive days or more than 10 days in any 365- day period;

•	the occurrence of a “material adverse event” as described in the Purchase Agreement;
•	the failure to issue shares upon conversion of a Note or exercise of a Warrant for more than five trading days after the relevant conversion date or exercise date;
•	notification of our intention not to comply with a request for conversion or exercise; and
•
the failure for to remove any restrictive legend on any certificate or any shares of common stock issued upon conversion or exercise required by the terms of Purchase Agreement, unless otherwise prohibited by applicable federal securities laws, and such failure remains uncured for five days, among other events described in the Notes. If there is an event of default, upon election of the holders of at least 20% of the outstanding principal amount of the Notes, we will be obligated to redeem all or any portion of the Notes (including all accrued and unpaid interest), in cash, at a price equal to the greater of:

•	110% of the amount being converted, depending on the nature of the default, and
•
the product of (a) the amount being converted multiplied by the closing bid price of our common stock on the trading date immediately before the date of redemption multiplied by (b) the highest closing sale price of our common stock during the period beginning on the date immediately preceding such event of default and ending on the trading day immediately prior to the trading day that the redemption price is paid by us.

           We have agreed not to take certain actions while the Notes are outstanding, including:

•	incur other indebtedness which is due before 91 days from the payment in full of the Notes, except for certain permitted indebtedness, nor will we incur any liens, except for certain permitted liens.
•	accelerate the payment of any indebtedness,
•	pay any dividends or redeem any of our securities,
•	making cash expenditures in excess of $400,000 during any measuring period, as specified in the Notes,
•	change the nature of our business, or
•	issue any shares of our capital stock other than for cash or in connection with options which may be granted to our officers, directors and employees,

among other prohibited actions.

If we issue options, convertible securities, warrants or similar securities to holders of our common stock, the holders of the Notes shall have the right to acquire the same as if they had converted their Note into common stock.

           The form of Note and subsidiary guarantees are filed as Exhibits 4.17 and 10.27, respectively, to this report and the foregoing descriptions are qualified in its entirety by reference to these exhibits.

           Warrants

           The exercise price of the Warrants is $0.17 per share, subject to adjustment as described below.  The Series O Warrants and Series P Warrants are each immediately exercisable.  The Series Q Warrants become exercisable at any time that any portion of the Series P Warrants are exercised.  The term of the Series O Warrants is five years from the issue date, the term of the Series P is one year from the Applicable Date, and the term of the Series Q Warrants is five years from the Applicable Date.  Other than the exercise periods, all three series of Warrants are identical.  The Warrants are also exercisable on a cashless basis during the first six months the Warrants are outstanding or at any time the registration statement covering the shares issuable upon the exercise of the Warrants is not effective. The Warrants are not exercisable if, after giving effect to the exercise, the holder or any of its affiliates would be the beneficial owner as determined in accordance with the rules of the SEC of in excess of 4.9% of our outstanding shares of common stock.  If we issue options, convertible securities, warrants or similar securities to holders of our common stock, the Warrant holders shall have the right to acquire the same as if they had exercised the Warrants into common stock.

           The exercise price is subject to adjustment for stock splits, combinations or similar events, and, in such event, the number of shares issuable upon the exercise of the Warrant will also be adjusted such that the aggregate Warrant exercise price shall be the same immediately before and immediately after such adjustment. In addition, the Warrant exercise price is also subject to a “full ratchet” anti-dilution adjustment which, in the event that we issue or are deemed to have issued, certain securities at a price lower than the then applicable Warrant exercise price, immediately reduces Warrant exercise price to equal the price at which we issued or was deemed to have issued, our common stock.

           If we sell or issue any options or convertible securities that are convertible into or exchangeable or exercisable for shares of our common stock at a price which varies or may vary with the market price of the shares of common stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions, the holder of a Warrant will have the right to substitute the variable price for the Warrant exercise price upon exercise of all or part the Warrant.

           The forms of Series O Warrants, Series P Warrants and Series Q Warrants are filed as Exhibits 4.18, 4.19 and 4.20, respectively, to this report and this description is qualified in its entirety by reference to the exhibits.

           Registration Rights Agreement

           At closing, we entered to a Registration Rights Agreement with the investors in the offering that requires we file a registration statement with the SEC on or before January 10, 2012 for the resale by the investors of 133% of the maximum number of shares of our common stock issuable (i) upon conversion of the Notes, (ii) as interest payments pursuant to the terms of the Notes and (iii) upon exercise of the Warrants (the “Registrable Securities”)  The initial registration statement must be declared effective by the SEC within 90 calendar days from the closing date, or 120 calendar days if the registration statement is reviewed by the SEC.  We are prohibited from including any other securities in this registration statement.

           We will be required to pay liquidated damages to the investors if:

•	the initial registration statement is not filed with the SEC on or before January 10, 2012, or
•	it is not declared effective by the SEC on or before 90 calendar days from the closing date, or 120 calendar days if the registration statement is reviewed by the SEC, or
•
other than during an allowable grace period, on any day after the effective date of a registration statement sales of all of the Registrable Securities required to be included on such registration statement cannot be made pursuant to such registration statement, or

•
if a registration statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, the Company is not in compliance with the current public information requirement of Rule 144(c) of the Securities Act as a result of which any of the investors are unable to sell Registrable Securities without restriction under Rule 144.

           Upon the occurrence of any of these events we are obligated to pay each investor an amount in cash equal to 1% of such investor’s original principal amount of Note on each such date and on every 30 day anniversary of each such date until these filing failures are cured.  In the event we fail to make the payments in a timely manner in accordance with the foregoing, the payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

           We agreed to keep the registration statement effective until all Registrable Securities have been disposed of.  We also agreed to pay all costs associated with the preparation and filing of this registration statement, and to reimburse Iroquois Master Fund Ltd. $10,000 for legal fees of its counsel incurred in connection with the registration statement.  The Registration Rights Agreement contains customary indemnification provisions for all parties.

           The Registration Rights Agreement is filed as Exhibit 10.28 to this report and this description is qualified in its entirety by reference to the Registration Rights Agreement.

Item 7.01             Regulation FD.

The Registrant issued a news release filed herewith as Exhibit 99.1.

Item 8.01             Other Events.

In August 2011 we engaged Rodman & Renshaw, LLC, a broker dealer and member of FINRA (“Rodman”) to serve as our exclusive placement agent on a best efforts basis in connection with a private placement of our securities.  Under the terms of the letter agreement, as amended on August 23, 2011 and further amended on November 2, 2011, we agreed to pay Rodman at the closing of the offering (i) a cash fee of either 5% of 10% of the aggregate purchase price paid by purchasers in the offering, and (ii) issue Rodman warrants to purchase a number of shares of our common stock sold in the offering equal to either 5% or 10% of the shares placed in the offering, including shares underlying any convertible securities, which such warrants will be identical to the warrants issued in the offering.  In each instance, the fee and warrant level will depend on the introducing party for the particular investor.  We have also agreed to reimburse Rodman for its travel and out-of-pocket expenses incurred in connection with the engagement, including the fees of Rodman’s counsel, up to $50,000.  The letter agreement, as amended, terminates on the earlier of consummation of the offering or upon 15 days prior notice by either party.  We are obligated to pay Rodman an additional tail fee under the same terms and conditions for any public or private offering, other financing or capital raising transaction we might engage in within 18 months following the expiration or termination of the letter agreement, as amended, to the extent that financing or capital is provided to us by investors introduced by Rodman and to pay Rodman an additional fee of 10% of the aggregate cash exercise price upon the exercise of any of the Warrants issued in the offering.  We have granted Rodman an 18 month right of first refusal to represent us should we determine to dispose or acquire of a business unit, finance or refinance any of our obligations or raise capital in a public or private financing.  The letter agreement, as amended, contains customary indemnification provisions.

The letter agreement, as amended, is filed as Exhibit 10.29 to this report and this description is qualified in its entirety by reference to the letter agreement, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.17	Form of Senior Convertible Note
4.18	Form of Series O Warrant
4.19	Form of Series P Warrant
4.20	Form of Series Q Warrant
10.26	Securities Purchase Agreement dated November ___, 2011 by and between IceWEB, Inc. and the buyers listed on the Schedule of Buyers
10.27	Form of Subsidiary Guarantee
10.28	Registration Rights Agreement dated November __, 2011 by and between IceWEB, Inc. and the Buyers
10.29	Letter agreement dated August 16, 2011 by and between IceWEB, Inc. and Rodman & Renshaw, LLC, as amended
99.1	News release dated November 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.
Date: November 23, 2011	By:	/s/ Mark B. Lucky
Mark B. Lucky, Chief Financial Officer